SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 30, 2008

POWER MEDICAL INTERVENTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33770	23-3011410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2021 Cabot Boulevard, Langhorne, Pennsylvania 19047
(Address of principal executive offices) (Zip Code)

2021 Cabot Boulevard, Langhorne, Pennsylvania 19047
(Mailing Address)

(267) 775-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition

On April 30, 2008, we issued a press release announcing our financial results for the quarter ended March 31, 2008.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01                   Financial Statements and Exhibits

(d) Exhibits

		Furnished with	Incorporated by Reference
Exhibit No.	Description	this Form 8-K	Form	Filing Date	Exhibit No.
99.1	Press release issued by Power Medical Interventions, Inc., dated April 30, 2008, titled “Power Medical Interventions, Inc. Reports First Quarter 2008 Financial Results.”	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER MEDICAL INTERVENTIONS, INC.

By:	/s/ John P. Gandolfo
John P. Gandolfo
Chief Financial Officer

Date:  April 30, 2008